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                                                                   EXHIBIT 10(c)

                          TWENTY-FOURTH AMENDMENT AND
                             MODIFICATION AGREEMENT

  TWENTY-FOURTH AMENDMENT AND MODIFICATION AGREEMENT dated as of May 31, 1995 (this "Amendment") by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"), THE FIRST NATIONAL BANK OF BOSTON AND BANK ONE, TEXAS, NATIONAL ASSOCIATION (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent (the "Agent") for the Banks, amending certain provisions of an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 8, 1990 (as heretofore amended, the "Loan Agreement") by and among the Company, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

  WHEREAS, the Company has requested that the Agent and the Banks agree to amend certain provisions of the Loan Agreement and release the security interest of the Agent, for the benefit of the Banks, in and to the Collateral;

  WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to amend certain provisions of the Loan Agreement and to release the security interest of the Agent, for the benefit of the Banks, in and to the Collateral;

  NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, the other Loan Documents and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  (S)1.    AMENDMENT OF (S)1.1 OF THE LOAN AGREEMENT.  Section 1.1 of the Loan
           -----------------------------------------
Agreement is hereby amended by deleting the date "May 31, 1995" in the definition of "Conversion Date" and substituting in lieu thereof the date "August 31, 1995".

  (S)2.    AMENDMENT OF (S)3.1 OF THE LOAN AGREEMENT.  Section 3.1 of the Loan
           -----------------------------------------
Agreement is hereby amended by deleting the text "in seven equal (as nearly as may be) consecutive quarterly installments" and substituting in lieu thereof the text "in six (6) equal (as nearly as may be) consecutive quarterly installments".

  (S)3.    RELEASE OF COLLATERAL.  (a)  Each of the Sterling Companies has
           ---------------------
requested that the Agent and the Banks release the security interest of the Agent, for the benefit of the Banks, in and to the Collateral. Each of the Banks hereby consents to the release by the Agent of its security interest,
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for the benefit of the Banks, in the Collateral pursuant to the Security
Documents. Accordingly, the Agent hereby releases all security interests and liens which any of the Sterling Companies may have granted to the Agent, for the benefit of the Banks, in and to the Collateral pursuant to any of the Security Documents to secure the Obligations. The Agent and the Banks agree to deliver to the Sterling Companies, at the Company's sole cost and expense, such stock certificates, UCC termination statements and other instruments of termination and release as the Sterling Companies may reasonably request in connection with the above-described release of the liens and security interests granted by any of the Sterling Companies to the Agent to secure the Obligations.

  (b) The Agent, at the request of the Sterling Companies and the Banks, having released its security interest and lien in and to the Collateral pursuant to the foregoing clause (a), each of the Sterling Companies, the Agent and the Banks agrees that the Loan Agreement is hereby deemed amended by deleting all references to the Collateral, the Security Documents (other than the Guaranty), and to any financing statements or other recordings related thereto and by making all such other changes or modifications which are necessary or appropriate to reflect the releases referenced in the foregoing clause (a).

  (c) Nothing contained herein shall be deemed to constitute the consent of the Agent or either Bank to the termination, rescission, cancellation, release or other modification of the Guaranty, and each of the Sterling Subsidiaries hereby expressly ratifies and confirms its obligations under the Guaranty.

  (S)4.    CONDITIONS TO EFFECTIVENESS.  This Amendment shall be deemed to be
           ---------------------------
effective as of the date first written above (the "Effective Date") upon the satisfaction of the conditions precedent that, on or before May 31, 1995, the Agent shall have received facsimile copies of original counterparts (to be followed promptly by original counterparts) of this Amendment, executed by each of the Company, the Sterling Subsidiaries, the Banks and the Agent.

  (S)5.    REPRESENTATION AND WARRANTIES; NO DEFAULT; AUTHORIZATION.  Each of
           --------------------------------------------------------
the Company and the Sterling Subsidiaries hereby represents and warrants to each of the Agent and the Banks as follows:

  (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and, after giving effect to the amendments set forth in
(S)3(b) hereof, is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

  (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries and shall be in full force and effect upon the satisfaction of the conditions set forth in (S)4 hereof, and the agreements of the Company and each of the Sterling Subsidiaries party hereto contained herein, in the Loan Agreement, as amended, and the other Loan Documents, as amended, respectively constitute the legal, valid and binding obligations
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of the Company and each of the Sterling Subsidiaries party hereto, enforceable against the Company or such Sterling Subsidiary in accordance with their respective terms.

  (S)6.    RATIFICATION ETC.  Except as expressly amended hereby (including,
           ----------------
without limitation, the release and amendments contained in (S)3 hereof), the Loan Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or such other Loan Documents or in any related agreement or instrument to the Loan Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby and as previously amended, if previously amended, pursuant to the provisions of the Loan Agreement.

  (S)7.    NO IMPLIED WAIVER, ETC.  Except as expressly provided herein, nothing
           ----------------------
contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Company or any right of the Agent or the Banks consequent thereon. The waivers and consents provided herein are limited strictly to their terms. Neither the Agent nor any of the Banks shall have any obligation to issue any further waiver or consent with respect to the subject matter hereof or any other matter.

  (S)8.    COUNTERPARTS.  This Amendment may be executed in one or more
           ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

  (S)9.    GOVERNING LAW.  THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY,
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AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
(WITHOUT REFERENCE TO CONFLICTS OF LAW).
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  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                THE FIRST NATIONAL BANK OF BOSTON,
                                Individually and as Agent

                                     /s/ ELIZABETH M. PASSELA
                                By:____________________________________
                                     Title: Director

                                BANK ONE, TEXAS, NATIONAL ASSOCIATION

                                     /s/ WILLIAM R. LITTLE
                                By:____________________________________
                                     Title: Vice President

                                STERLING SOFTWARE, INC.

                                     /s/ RICHARD CONNELLY
                                By:_____________________________________
                                     Title: Vice President, Controller

Each of the undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Loan Agreement, as so amended, and the other Loan Documents, as so amended.

                                STERLING SOFTWARE (MIDWEST), INC.
                                (formerly Creative Data Systems, Inc.)

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer

                                STERLING SOFTWARE
                                (NORTHERN AMERICA), INC.
                                (formerly Directions, Inc.)

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer

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                                STERLING SOFTWARE
                                (UNITED STATES), INC.
                                (formerly Zanthe, Inc. Dylakor, Inc.
                                and Answer Systems, Inc.

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer

                                STERLING SOFTWARE (AMERICA), INC.
                                (formerly Ordernet Services, Inc.)

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer

                                STERLING SOFTWARE (U.S.A.), INC.
                                (formerly Systems Software Marketing,
                                Inc. and Software Laboratories, Inc.)

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer


                                STERLING SOFTWARE (US), INC.
                                (formerly known as Sterling
                                Federal Systems, Inc.
                                and Sterling IMD, Inc.)

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer

                                SYSTEMS CENTER, INC.
                                (formerly Sterling Software, Inc.
                                a Wyoming corporation)

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer

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                                STERLING SOFTWARE LEASING COMPANY

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Secretary

                                STERLING SOFTWARE
                                INTERNATIONAL, INC.

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer

                                STERLING ZEROONE, INC.

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer

                                ZEROONE SYSTEMS, INC.

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer

                                STERLING SOFTWARE (UNITED STATES
                                OF AMERICA), INC.

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer

                                STERLING SOFTWARE
                                (NORTH AMERICA), INC.

                                     /s/ RICHARD CONNELLY
                                By:____________________________________
                                     Title: Assistant Treasurer

                                STERLING SOFTWARE
                                (U.S. OF AMERICA), INC.

                                     /s/ RICHARD CONNELLY
                                By: ___________________________________
                                     Title: Assistant Treasurer